Financial Instruments - Summary of Balanced View of Liquidity and Financial Indebtedness (Detail) ₨ in Millions, $ in Millions	Mar. 31, 2020 INR (₨)	Mar. 31, 2020 USD ($)	Mar. 31, 2019 INR (₨)	Mar. 31, 2018 INR (₨)
Disclosure of maturity analysis for financial assets held for managing liquidity risk [abstract]
Cash and cash equivalents	₨ 144,499	$ 1,917	₨ 158,529	₨ 44,925
Investments	189,635		220,716
Loans, borrowings and bank overdrafts	(78,042)		(99,467)
Net cash position	₨ 256,092		₨ 279,778